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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OF THE

                       SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 15, 1997


                         DISCOVER CARD MASTER TRUST I
              -------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)




  DELAWARE                      0-23108                          51-0020270
  --------                      -------                          ----------
  (STATE OF                   (COMMISSION                      (IRS EMPLOYER
ORGANIZATION)                 FILE NUMBER)                   IDENTIFICATION NO.)


C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                                 19720
--------------------------------------------                         -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184
                                                     --------------

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE


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ITEM 5.      OTHER EVENTS

             SERIES 1997-1. ON OCTOBER 15, 1997, THE REGISTRANT MADE AVAILABLE TO PROSPECTIVE INVESTORS A SERIES TERM SHEET SETTING FORTH A DESCRIPTION OF THE COLLATERAL POOL AND THE PROPOSED STRUCTURE OF $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-3 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $26,316,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1997-3 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I. THE SERIES TERM SHEET IS ATTACHED HERETO AS EXHIBIT 99.


ITEM 7.      EXHIBITS

EXHIBIT NO.  DESCRIPTION

EXHIBIT 99 SERIES TERM SHEET DATED OCTOBER 15, 1997, WITH RESPECT TO THE PROPOSED ISSUANCE OF THE FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND THE FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES 1997-3.










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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                         DISCOVER CARD MASTER TRUST I
                                          (REGISTRANT)


                                         BY:  GREENWOOD TRUST COMPANY
                                              (ORIGINATOR OF THE TRUST)




DATE: OCTOBER 15, 1997                   BY:  /S/ STEVEN L. MAHON
                                             -------------------------------
                                             STEVEN L. MAHON
                                             VICE PRESIDENT, BANK OPERATIONS



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                               INDEX TO EXHIBITS


EXHIBIT          DESCRIPTION                                               PAGE
-------          -----------                                               ----
EXHIBIT 99       SERIES TERM SHEET DATED OCTOBER 15, 1997, WITH              5
                 RESPECT TO THE PROPOSED ISSUANCE OF THE FLOATING
                 RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES
                 AND THE FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH
                 CERTIFICATES OF DISCOVER CARD MASTER TRUST I, SERIES
                 1997-3.









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